2016 Outlook Meeting December 17, 2015 | New York Exhibit 99.1

Safe Harbor Statement and Non-GAAP Financial Measures
Certain information in this presentation constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those not based on historical information, but rather relate to our outlook, future operations, strategies, financial results, or other developments and speak only as of the date made. These forward-
looking statements, including statements about our 2016 outlook for sales, premium income, operating earnings, and operating return on equity, under current market conditions and in a more normalized interest rate environment, as well as about  weighted average risk-based capital ratios,  holding company cash and marketable securities and share repurchases are subject to numerous assumptions, risks, and uncertainties, many of which are beyond our control.  The following factors, in addition to other factors mentioned from time to time, may cause actual results to differ materially from those contemplated by the forward-looking statements: (1) sustained periods of low interest rates; (2) fluctuation in insurance reserve liabilities and claim payments due to changes in claim incidence, recovery rates, mortality and morbidity rates, and policy benefit offsets due to, among other factors, the rate of unemployment and consumer confidence, the emergence of new diseases, epidemics, or pandemics, new trends and developments in medical treatments, the effectiveness of our claims operational processes, and changes in government programs; (3) unfavorable economic or business conditions, both domestic and foreign; (4) legislative, regulatory, or tax changes, both domestic and foreign, including the effect of potential legislation and increased regulation in the current political environment; (5) investment results, including, but not limited to, changes in interest rates, defaults, changes in credit spreads, impairments, and the lack of appropriate investments in the market which can be acquired to match our liabilities; (6) the failure of cyber or other information security systems, as well as the occurrence of events unanticipated in our disaster recovery systems; (7) increased competition from other insurers and financial services companies due to industry consolidation, new entrants to our markets, or other factors; (8) changes in our financial strength and credit ratings; (9) damage to our reputation due to, among other factors, regulatory investigations, legal proceedings, external events, and/or inadequate or failed internal controls and procedures; (10) actual experience that deviates from our assumptions used in pricing, underwriting, and reserving; (11)  actual persistency and/or sales growth that is higher or lower than projected; (12) changes in demand for our products due to, among other factors, changes in societal attitudes, the rate of unemployment, consumer confidence, and/or legislative and regulatory changes, including healthcare reform; (13) effectiveness of our risk management program; (14) contingencies and the level and results of litigation; (15) availability of reinsurance in the market and the ability of our reinsurers to meet their obligations to us; (16) ineffectiveness of our derivatives hedging programs due to changes in the economic environment, counterparty risk, ratings downgrades, capital market volatility, changes in interest rates, and/or regulation; (17) changes in accounting standards, practices, or policies; (18) fluctuation in foreign currency exchange rates; (19) ability to generate sufficient internal liquidity and/or obtain external financing; (20) recoverability and/or realization of the carrying value of our intangible assets, long-lived assets, and deferred tax assets; and (21) terrorism, both within the U.S. and abroad, ongoing military actions, and heightened security measures in response to these types of threats. For further discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Part I,
Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, and, to the extent applicable, subsequently filed Quarterly Reports on Form 10-Q. The forward-looking statements in this presentation are being made as of the date of this presentation, and Unum Group (“Unum”, or the “Company”) expressly disclaims any obligation to update or revise any forward-looking statement contained herein, even if made available on our website or otherwise.
In analyzing performance, Unum sometimes uses non-GAAP financial measures that differ from what is reported under GAAP. This presentation contains non-GAAP financial measures, including before and after-tax operating earnings, after-tax operating earnings per share, operating return on equity, book value per share (excluding accumulated other comprehensive income, or AOCI), and operating revenues. Refer to the Appendix for a reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures.

Mike Simonds
President and Chief Executive Officer, Unum US
Peter O’Donnell
President and Chief Executive Officer, Unum UK
Tim Arnold
President and Chief Executive Officer, Colonial Life
Today’s Participants
Business Segment Presidents
Jack McGarry
President and Chief Executive Officer
Rick McKenney
Executive Vice President and Chief Financial Officer
Tom White
Senior Vice President, Investor Relations
Steve Zabel
President, Closed Block Operations
Joe Foley
Senior Vice President, Corporate Marketing & Public Relations
Breege Farrell
Executive Vice President and Chief Investment Officer
Steve Mitchell
Chief Financial Officer, Unum US
Other Corporate Officers

4 Agenda Introduction State of the Business Financial Performance Unum US Unum UK Colonial Life Closed Block Investment Performance 2016 Outlook Closing Comments Questions and Answers Appendix

Introduction

Introduction
WHO WE ARE
Leading Provider of Employee Benefits
Serving Customers at Challenging Times
Disciplined Operator with Consistent Performance
Shareholder Friendly while Growing the Company
On Track for 2015, Improving Outlook for 2016

Trailing Four Quarters Ended September 30, 2015
First Nine Months 2015
Distribution of Operating Earnings*
Financial Snapshot
Introduction
DIVERSIFIED EMPLOYEE BENEFITS PROVIDER
* Before tax results excluding corporate segment.

8 Introduction STRONG MARKET POSITIONS All market positions based on inforce premiums, 2014

Introduction
WE PROTECT PEOPLE WHEN THEY NEED IT MOST
We protect
25 million
policyholders and families
We help
178,000
companies attract and
retain employees
Unum paid
$6.7 billion
in benefits last year
We helped
230,000
individuals return
to work

5.8 million US small businesses are significantly underpenetrated
40 million people in small businesses lack group disability insurance, primarily in the less than 100 lives market
Participation in high deductible medical plans has increased by ~10 million people in the past 3 years
Existing customer penetration rates are also low for supplemental and voluntary products, and UK group income protection coverage
Access to protection for the middle class is disappearing
Leveraged to improving economy through payroll growth and wage inflation
Introduction
THE POTENTIAL TO GROW

11 Financial Performance 2015 CONTINUES TREND OF CONSISTENT PERFORMANCE

12 Financial Performance 2015 CONTINUES TREND OF CONSISTENT PERFORMANCE * December 31, 2007 common shares outstanding, through September 30, 2015

13 Introduction SEASONED MANAGEMENT TEAM Represents those leaders in attendance at Investor Meeting

Closing Comments
With
an
Environment
of
Low interest rates
Low wage inflation
Weak economic growth
LTC challenges
We Have Accomplished
8.1% BVPS (Excluding AOCI) growth
Stable RBC ratio at ~400%
Average ROE of 11-12%
Consistent cash flow generation
$4.1 billion of capital returned
to shareholders

Closing Comments
Good operating businesses
Strong market positions
Solid financial foundation
Substantial leverage to rising interest rates
Proven ability to manage through a challenging environment
Franchise Positioned for the Future

16 Introduction AN OUTLOOK WITH BUILDING MOMENTUM * Consolidated After-Tax Operating Earnings including Corporate Segment

State of the Business

Financial Performance

Financial Performance
2015 OUTLOOK UPDATE
We continue to expect 2015 full year operating earnings per share growth towards the lower end of our range of 2% to 5% (compared to $3.51 in 2014)
4Q2015 operating trends
Sales and premium growth trends remain strong, with continued momentum
Generally solid benefits experience
Continued pressure on net investment income, partially offset by higher anticipated miscellaneous net investment income
No special items or reserve charges expected
Solid capital position
RBC and holding company cash levels within or above our original outlook
Includes First Unum (New York) reserve strengthening of $75 to $100 million
Received approval for use of our internal model for Solvency II in the UK, including the
Volatility Adjustment and Transitional Measures; we expect no material change to capital requirements or solvency ratios
Solid capital generation and return to shareholders
$400 million share repurchases year-to-date, and we remain in the market
$54 million acquisition of National Dental Plan in the UK
12% dividend increase, just under 20% payout ratio and in-line with the S&P 500 dividend yield

20 Financial Performance 2015 CONTINUES TREND OF CONSISTENT PERFORMANCE

21 Financial Performance STRONG RETURN ON EQUITY Average equity excludes negative allocation of corporate deficit and will therefore not add to 100%

22 Financial Performance IMPROVING GROWTH TRENDS IN OUR CORE BUSINESSES IN 2015 * Total Core Business Segments Sales and premium growth are consistent with our normalized view

23 Financial Performance STEADY, FAVORABLE BENEFITS EXPERIENCE *Year-to-Date through September 30, 2015 † Excluding Reserve Adjustments

24 Financial Performance STRONG CAPITAL GENERATION * Statutory Net Income for traditional US Insurance Companies † Ending September 30, 2015

25 Financial Performance A TRACK RECORD OF CONSISTENT AND PREDICTABLE CAPITAL DEPLOYMENT *Cumulative % of float based on December 31, 2007 common shares outstanding

26 Financial Performance STRONG CAPITAL POSITION *Weighted average risk-based capital ratio for traditional US insurance companies.

27 Financial Performance CONSISTENT, STEADY TRENDS IN CAPITAL MANAGEMENT *Includes interest expense and common shareholder dividends

28 Financial Performance INCIDENCE AND RECOVERY RATES SUPPORT BEST IN CLASS OPERATING MARGINS Source: GenRe/JHA Profit Study/Unum submission to GenRe

29 Financial Performance LOW INTEREST RATES REMAIN A CHALLENGE Pricing Flexibility Discount Rate Adjustments Manageable Investable Cash Flows Disciplined Asset Selection

30 Financial Performance STRONG INTEREST MARGINS AGAINST A DECLINING RESERVE BASE

Our 2015 operating trends have been consistent with our original expectations for the year
Our focus on disciplined execution remains a primary driver of our results
Premium growth is building momentum and will require additional capital for support
Our core businesses continue to generate best-in-class operating margins and strong double-digit ROEs
Low interest rates remain a headwind, but we have demonstrated an ability to manage through this environment
Financial Performance
CLOSING COMMENTS

Unum US

Unum US
BUSINESS SNAPSHOT
Primary Products
Group Long-term and Short-term Disability
Group Life and AD&D
Voluntary Benefits
Individual Disability Benefits
Top 5 market share position across all
major product categories
Market Characteristics
Employers remain committed to offering
an array of benefit choices
The consumer need for financial protection
is increasing due to healthcare changes
Technology enabling new access
Interest rates remain a pressure point
* 4 Quarters Ending 9/30/2015
Sales Distribution*
(9 Month 2015 Growth)

Excellent
client
service
–
93%
satisfaction
Unmatched
claims
expertise
–
2,500
benefits professionals
Disciplined pricing and underwriting using
largest, most diverse private data set
Emerging leader in digital space
Strong persistency –
90% YTD 2015
Predictable benefit ratios
Efficiency gains enabling investment
Accelerating growth with additional
opportunity in existing client base;
~2.5 products per client today vs
~7 per
fully integrated client
Unum US
UNIQUE IN FINANCIAL PROTECTION EMPLOYEE BENEFITS
Source:  GenRe
2013

Unum US
GROUP BENEFITS: CHANGING MARKETPLACE
Growth Drivers
Growing need among consumers for
financial protection
Expanding voluntary protection markets
Leveraged to economic expansion
New digital channels emerging
Pressures
Interest rates remain low, necessitating
continued price increases
Market pricing and underwriting
quality
are mixed
Multiple new entrants
*Includes Disability, Group Life, and Supplemental and Voluntary Health
Source: SNL Financial and Gen Re

36 Unum US GROUP BENEFITS MARKETPLACE Source: Eastbridge

37 Unum US STRATEGY

Unum US
GROWTH THROUGH CONSUMER FOCUS
Dedicated consumer marketing team with
leadership from outside the industry
Market tests leveraging behavioral
economics yielded participation
improvements of 7 points
Increased
use of technology to facilitate
optimal counselor placement, auto-
scheduling, education and post-purchase
communications

39 Unum US GROWTH BY ENGAGING CLIENTS We are investing in new technology, service models and products to improve the client experience and facilitate cross-selling

Compliance with ACA
and greater complexity
driving increased demand
for
HR technology
o
Cloud-based solutions enabling
a move down market
o
Potential disrupters combining
technology and benefits advice
in an emerging digital channel
Unum US
STRONG DIGITAL PARTNERSHIPS
Market Trends
Unum is well positioned
with 50+ connections to
digital platforms
o
Dedicated digital channel team
o
$800M inforce
premium
through technology
connections
o
Unique position as the market
leader across product and
employer segments
Unum Position

Unum US
2016 BUSINESS OUTLOOK
Our strong overall results reaffirm the validity of our key strategies around consumers, clients, and collaborative partnerships
We anticipate operating earnings growth of 1-3%
Disciplined top line growth
Consistent risk management
Improving operational efficiency
Sustained low interest rate environment requires on-going rate increases, which temper our short-term growth expectations
We continue to leverage technology to improve consumer engagement and the customer experience while expanding our ability to connect with all technology partners
We remain committed to our strategy with foundational priorities of risk management, people development and strong values

42 Unum US 2016 FINANCIAL OUTLOOK

Unum UK

Unum UK
BUSINESS SNAPSHOT
Primary Products
Group Income Protection
Group Life
Supplementary and Voluntary products:
Group Critical Illness, Dental, Individual
Income Protection (Closed)
Market Share
# 1 Group Income Protection
# 4 Group Life
# 3 Group Critical Illness
# 2 Dental
Market Scope
Over 10,000 employers served
1.6 million employees insured (including
over 150,000 new dental customers)
** Calculated in U.S. dollars
*   4 Quarters Ending 9/30/2015
*** Group Life Non-Core = Large case and segments closed to new business
Premium Distribution
*
(9 Month 2015 Growth)

Unum UK
Drive growth of Group
Income Protection
market while maintaining
profitability and
return-on-equity levels
Profitably grow Group Life
and Group Critical Illness,
develop the UK
short-term disability
market and grow dental
Diversify Unum UK’s
products and services
portfolio through M&A
and partnerships
Enhance the Customer Experience
STRATEGIC OVERVIEW
Grow Income
Protection Block
Grow other
Employee Benefits Products
Expand into
Adjacent Areas
Simplify our Processes and Operations
Develop Talent and Leadership
Optimise Capital Efficiency under new Solvency II Regime
To be working Britain’s first choice for a back-up plan
Vision

Grow
the
Income
Protection
Block
-
increase
the
number
of
‘first-time
buyers’
and
broker relationships, broaden distribution capabilities (e.g. platforms), and continue to mitigate interest rate pressures through rate actions
Grow
other
Employee
Benefits
Products
-
increase
share
in
Group
Life
and
Critical
Illness, capitalize on the growth opportunity in Dental and expand into adjacent areas
Continue
to
Enhance
the
Customer
Experience
-
simplify
our
products,
communications and processes, underpinned by the implementation of a new administration platform
Optimize
Capital
Efficiency
under
the
new
Solvency
II
Regime
-
utilize
our
tailored,
risk-based capital modeling capabilities to maximize returns
Continue
to
Develop
Talent
and
Leadership
–
help
our
employees
grow
and
develop
the skills needed to deal with a dynamic environment
Unum UK
2016 KEY PRIORITIES

47 Unum UK GROWTH MOMENTUM *Quarter-to-date

NDP provides dental insurance to the employees
of large and medium sized businesses in the UK
and is one of only four dental providers of scale
NDP offers indemnity dental insurance plans with
the flexibility to use any dentist, anywhere
NDP offers both strategic and financial benefits
to Unum UK
The dental insurance market is growing at ~7.5% CAGR
(2008-2013), with strong employee demand for dental
products in the workplace
NDP has over 500 employer customers, who employ
1.5M employees, and insures 150,000 individuals
Cross-selling Opportunity: Unum UK has ~10,000 group
risk employer customers, creating a significant growth
opportunity for dental
NDP
primarily
distributes
products
through
brokers,
with
a small direct channel
Average customer life of 9.5 years and 93% persistency
NDP offers both employer paid products and flexible
employee funded options
Unum UK
NATIONAL DENTAL PLAN ACQUISITION

49 Unum UK 2016 FINANCIAL OUTLOOK

Colonial Life

Colonial Life
BUSINESS SNAPSHOT
Primary Products
Accident, Sickness and Disability
Life (Term, Universal, Whole)
Cancer and Critical Illness
Market Share
1
# 5 Voluntary Carrier with 6% market share
Product Sales:
o
# 2 in STD and  Cancer
o
# 3 in Accident
o
# 4 in Hospital Indemnity, UL and WL, and
Critical Illness
Size and Scale
Over 80,000 clients served
Over 3.5 million policies in force
Over 10,000 career agents and 14,000 brokers
under contract
* 4 Quarters Ending 9/30/2015
1
Market
share
based
on
Eastbridge
U.S.
Worksite
/Voluntary
Carrier
Sales
Report
for
2014
Sales Distribution
*
(9 Month 2015 Growth)

Colonial Life
2016 BUSINESS OUTLOOK
Our 2015 sales demonstrate the success of our strategic initiatives and investments in sales leadership, distribution effectiveness and sales support.
Strong sales fundamentals through third quarter 2015:
o
New accounts up 10%
o
New account sales premium up 4% and existing account sales up 10%
Key drivers in our 2016 plan:
Strategic growth markets
Distribution expansion
Products and services
We will continue to leverage cross-enterprise assets and centers of excellence to successfully meet the dynamic market needs
2016 operating earnings growth is expected to be in the 2-4% range, with continued strong profit margins, operating ROEs, and strong cash generation

Colonial Life
MARKET POTENTIAL AND OPPORTUNITIES
The total
market opportunity within the US benefits market is
estimated at $25-35 billion
Increase employer penetration, especially below 100 lives
Increase employee penetration in offered products
Cross-sell additional products to employees
Part-time workers and contractors
Source: Unum Employee Survey, BLS, Unum analysis

Colonial Life
Grow and develop our
distribution with a focus on
strategic growth markets
Provide simple, modern and
personal benefits
experiences
Deliver new tools and
capabilities that will allow
us to achieve operational
excellence
Talent
STRATEGIC OVERVIEW
Growth
Customer Experience
Productivity
Strengthen our talent to position the business
for future success
To protect 5 million people by 2020
Vision

Colonial Life
DIVERSIFIED ENROLLMENT TECHNOLOGY SOLUTIONS
Scheduling
Telephonic
Virtual counselors
On-site
counselors
Click 2
Call
Click 2
Chat
On-demand counselor assignments
and scheduling
Live Enrollment Assistance
Need a system?
We have one!
Already have a system?
We speak your language!
Connectivity

56 Colonial Life 2015 FINANCIAL OUTLOOK

Closed Block

Closed Block
BUSINESS SNAPSHOT
Legacy Discontinued Blocks
Individual Disability (ID)
Long-Term Care (LTC)
Distribution
ID Sales discontinued in mid-1990’s
ILTC Sales discontinued in 2009
GLTC Sales discontinued in 2011
* 4 Quarters Ending 9/30/2015
GAAP Net
Reserves
% Incurred Claim
Reserves*
LTC
$8,525
14%
ID
9,336
92%
Other
1,174
3%
Total
$19,035
In $MM, as of September 30, 2015
*% of Total Reserves
Premium Distribution
*
(9 Month 2015 Growth)

As of 6/30/2015
Inforce
Demographics
Interest-Adjusted Loss Ratio
Closed Block
LTC
INFORCE
PREMIUM
AND
RISK
EXPERIENCE
ILTC
GLTC
Total
In Force Premium ($,M)
309
337
646
In Force Lives (K)
158
848
1,006
In Force Policies (K)
158
8.8
167
Avg. Attained Age
70
51
54
Avg. Issue Age
56
45
46
% Lifetime (only)
36.9%
4.9%
10%
Avg. Premium ($)
1,955
397
602
Avg. Daily Benefit ($)
134
82
87
Avg. Benefit Period
(Yrs Excl. Lifetime)
4.5
3.5
3.6
91.2%
87.8%
91.3%
89.9%
89.5%
90.1%
89.6%
89.3%
84.7%
80.8%
88.5%
89.6%
87.3%
83.4%
89.9%
75%
80%
85%
90%
95%

Closed Block
LTC BLOCK CHARACTERISTICS
Performance since 2014 Reserve Update
Reserve Adequacy Studies complete, and we feel comfortable with our position
Interest Rates –
continue to be a pressure point, but 2015 in-line with assumptions
o
Interest rates assumed flat for five years, then gradual rise over subsequent five years
In-force rate increases progressing well, implementing “landing spot”
Mortality/Morbidity –
interest-adjusted loss ratio within our target of 85-90%
Utilization Rates –
we are not impacted by utilization rates as our policies are primarily indemnity, not reimbursement
Other Considerations
More than half of premiums are Group LTC, which have more favorable characteristics, and persistency is actually running better than expected
We unilaterally benefit from higher interest rates as we do not benefit from the impact of low inflation on reimbursement/utilization rates
Statutory reserves exceed GAAP by a comfortable margin
Re-domesticated Fairwind
captive in 2013; reserves are generally consistent with
U.S. statutory accounting

LTC Rate Increases
Continue to pursue justified rate increases
Offer enhanced policyholder options
Lead regulatory outreach program
Operational Effectiveness
High quality claims management
Cost efficient customer service
Effective communication and implementation of rate increases
Financial Analysis
Use of experience analysis tools to manage the blocks and empower decision making and action
Capital Management
Continue to invest in modeling and analytical capabilities
Monitor capital markets developments
Closed Block
2016 KEY PRIORITIES

62 Closed Block 2015 FINANCIAL OUTLOOK

Investment Performance

64 Asset Quality Interest Rate Management Investment Performance

65 Investment Performance INVESTED ASSET QUALITY Investment grade bonds remain our core holding. 1 Formerly 5.12% due to Lehman; Moody’s has subsequently removed it *Trailing 12 month default rates

66 Investment Performance IMPLICATIONS OF LOW INTEREST RATES

67 Investment Performance HIGHLY RATED PORTFOLIO Source: SNL Financial

68 Investment Performance ANALYSIS OF ENERGY EXPOSURE *Includes Contract Drillers Exposure as a percent of total fixed maturity securities at amortized cost

69 Pricing Flexibility Discount Rate Adjustments Manageable Investable Cash Flows Disciplined Asset Selection Investment Performance MANAGING LOW INTEREST RATES

70 Investment Performance MANAGEABLE PLANNED CASH FLOWS

2016 Outlook

2016 Outlook
KEY MESSAGES
Continued favorable premium growth trends, with strong persistency
Expect generally stable benefits experience through disciplined pricing, risk selection and renewals
Ongoing pressure on portfolio yields and net investment income from lower new money yields
Expected tax rate range of 31-32%
Completed an extensive review of our approach to allocating required capital and associated investment income, which aligns with NAIC reporting requirements
No change to overall results or returns
Small impacts to multiple lines: only notable change for Unum US Group Life
Operating EPS growth of 4% to 7%
Continued steady capital generation and deployment:
Primary focus on funding the accelerating growth momentum of our business
2016 share repurchases in-line with 2015 activity
Increasing dividend

73 2016 Outlook FACTORS IMPACTING OUR 2016 OUTLOOK

74 2016 Outlook CAPITAL OUTLOOK

75 Introduction AN OUTLOOK WITH BUILDING MOMENTUM * Consolidated After-Tax Operating Earnings including Corporate Segment

Closing Comments

Closing Comments
Good operating businesses
Strong market positions
Solid financial foundation
Substantial leverage to rising interest rates
Proven ability to manage through a challenging environment
Franchise Positioned for the Future

Questions and Answers

Appendix Reconciliation of Non-GAAP Financial Measures

Appendix
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Four Quarters Ended
September 30, 2015
(in millions)
After-tax Operating Earnings
896.1
$
Net Realized Investment Loss, Net of Tax
(34.8)

Non-operating Retirement-related Loss, Net of Tax
(48.7)

Long-term Care Reserve Increase, Net of Tax
(453.8)

Net Income
358.8
$
Four Quarters Ended
September 30, 2015
(in millions)
Total Operating Revenue
10,706.3
$
Net Realized Investment Loss
(58.4)

Total Revenue
10,647.9
$
After-tax
Average
Operating
Allocated
Operating
Income (Loss)
Equity
(1)
Return
on Equity
Four Quarters Ended September 30, 2015
Unum US
555.7
$
4,223.4
$
Unum UK
111.6

670.8

Colonial Life
198.7

1,186.3

Core Operating Segments
866.0

6,080.5

Closed Block
79.8

2,953.1

Corporate
(49.7)

(839.3)

Total
896.1
$
8,194.3
$
10.9%
Nine Months Ended September 30, 2015
Unum US
417.1
$
4,222.1
$
13.2%
Unum UK
82.3

669.7

16.4%
Colonial Life
150.6

1,200.8

16.7%
Core Operating Segments
650.0

6,092.6

14.2%
Closed Block
60.4

2,929.2

2.8%
Corporate
(40.0)

(1,092.8)

Total
670.4
$
7,929.0
$
11.3%
(1)
  Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the adjusted stockholders' equity balances presented below.
(in millions)

Appendix
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Nine Months Ended
September 30, 2015
(in millions)
After-tax Operating Income
670.4
$
Net Realized Investment Loss, Net of Tax
(23.6)

Non-operating Retirement-related Loss, Net of Tax
(5.8)

Net Income
641.0
$
December 31
2015
2014
2014
Total Stockholders' Equity, As Reported
8,581.1
$
9,216.6
$
8,521.9
$
Net Unrealized Gain on Securities
158.6

462.0

290.3

Net Gain on Cash Flow Hedges
405.1

383.5

391.0

Total Stockholders' Equity, As Adjusted
8,017.4
$
8,371.1
$
7,840.6
$
Average Equity, As Adjusted
Four Quarters Ended September 30, 2015
8,194.3
$
Nine Months Ended September 30, 2015
7,929.0
$
September 30
2015
2014
2013
2012
2011
2010
2009
2008
Total Stockholders' Equity, As Reported (Book Value)
35.25
$
33.78
$
33.23
$
31.84
$
27.91
$
26.80
$
24.25
$
17.94
$
Net Unrealized Gain on Securities
0.65

1.15

0.52

3.23

2.11

1.31

1.16

(2.53)

Net Gain on Cash Flow Hedges
1.66

1.55

1.52

1.48

1.39

1.14

1.12

1.38

Subtotal
32.94

31.08

31.19

27.13

24.41

24.35

21.97

19.09

Foreign Currency Translation Adjustment
(0.60)

(0.45)

(0.18)

(0.26)

(0.41)

(0.34)

(0.23)

(0.52)

Subtotal
33.54

31.53

31.37

27.39

24.82

24.69

22.20

19.61

Unrecognized Pension and Postretirement Benefit Costs
(1.62)

(1.59)

(0.88)

(2.13)

(1.51)

(1.00)

(1.00)

(1.23)

Total Stockholders' Equity, Excluding AOCI
35.16
$
33.12
$
32.25
$
29.52
$
26.33
$
25.69
$
23.20
$
20.84
$
September 30
(in millions)
December 31
(per share)

Appendix
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
2015
2014
2014
2013
2012
2011
2010
2009
2008
After-tax Operating Income
2.69
$
2.61
$
3.51
$
3.28
$
3.13
$
2.98
$
2.73
$
2.64
$
2.54
$
Net Realized Investment Gain (Loss), Net of Tax
(0.10)

0.10

0.05

0.02

0.13

(0.01)

0.05

-

(0.89)

Non-operating Retirement-related Loss, Net of Tax
(0.02)

(0.01)

(0.18)

(0.08)

(0.11)

(0.07)

(0.06)

(0.09)

(0.03)

Costs Related to Early Retirement of Debt, Net of Tax
-

(0.04)

(0.04)

-

-

-

-

-

-

Unclaimed Death Benefits Reserve Increase, Net of Tax
-

-

-

(0.24)

-

-

-

-

-

Group Life Waiver of Premium Benefit Reserve Reduction, Net of Tax
-

-

-

0.21

-

-

-

-

-

Deferred Acquisition Costs Impairment and Reserve Charges for
Long-term Care Closed Block, Net of Tax
-

-

(1.77)

-

-

(1.65)

-

-

-

-

-

-

-

-

(0.39)

-

-

-

Special Tax Items and Debt Extinguishment Costs
-

-

-

-

-

0.08

(0.03)

-

-

Net Income
2.57
$
2.66
$
1.57
$
3.19
$
3.15
$
0.94
$
2.69
$
2.55
$
1.62
$
(in millions)
Benefit Ratio
(in millions)
Benefit Ratio
Year Ended December 31, 2013
Premium Income
4,517.1
$
1,232.2
$
Benefits and Change Reserves for Future Benefits
3,222.4

667.0

Unclaimed Death Benefits Reserve Increase
(75.4)

(20.1)

Group Life Waiver of Premium Benefit Reserve Reduction
85.0

-

Benefits and Change in Reserves for Future Benefits,
Excluding Reserve Adjustments
3,232.0

71.6%
646.9

52.5%
Unum US
Nine Months Ended September 30
(per diluted common share)
Year Ended December 31
Colonial Life
Reserve Charge for Individual Disability Closed Block, Net of Tax

Appendix
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Four Quarters Ended
September 30, 2015
(in millions)
Operating Income (Loss) by Segment
Unum US
845.3
$
Unum UK
141.8

Colonial Life
305.5

Closed Block
120.4

Corporate
(114.6)

Total Before Tax Operating Earnings
1,298.4

Net Realized Investment Loss
(58.4)

Non-operating Retirement-related Loss
(74.7)

Long-term Care Reserve Increase
(698.2)

Income Tax
(108.3)

Net Income
358.8
$
Nine Months Ended
Percentage of
September 30, 2015
Before Tax
(in millions)
Operating Earnings
(2)
Operating Income (Loss) by Segment
Unum US
Group Disability
206.3
$
19%
Group Life and Accidental Death and Dismemberment
170.6

16%
Supplemental and Voluntary
258.9

24%
Total Unum US
635.8

Unum UK
103.6

10%
Colonial Life
231.5

22%
Closed Block
91.0

9%
Before Tax Operating Earnings, Excluding Corporate Segment
1,061.9

Corporate
(90.2)

Total Before Tax Operating Earnings
971.7

Net Realized Investment Loss
(41.1)

Non-operating Retirement-related Loss
(8.9)

Income Tax
(280.7)

Net Income
641.0
$
(2)
Percentages are calculated excluding the Corporate Segment